Exhibit 99.1
Investor Contact: John Heller — 952-229-7427 or ir@lifetimefitness.com
Media Contact: Jason Thunstrom — 952-229-7435 or pr@lifetimefitness.com
FOR IMMEDIATE RELEASE
LIFE TIME FITNESS ANNOUNCES FIRST QUARTER 2011 FINANCIAL RESULTS
Revenue Grew 9.5%; Diluted EPS was $0.51 and Non-GAAP Diluted EPS was $0.52
CHANHASSEN, Minn. (April 21, 2011) — Life Time Fitness, Inc. (NYSE: LTM), The Healthy Way of Life Company, today reported its financial results for the first quarter ended March 31, 2011.
     First quarter 2011 revenue grew 9.5% to $240.6 million from $219.8 million during the same period last year.
     Net income for the quarter was $20.8 million, or $0.51 per diluted share, compared to net income of $17.8 million, or $0.44 per diluted share, for 1Q 2010. Non-GAAP net income for the quarter was $21.4 million, or $0.52 per diluted share. This non-GAAP net income excluded $1.0 million (pretax) of non-cash performance share-based compensation expense relating to a June 2009 grant of performance share-based restricted stock. This expense was recognized as a result of the Company’s determination in 4Q 2010 that achieving certain 2011 diluted earnings per share performance criteria was probable and, if met, would result in the vesting of 50% of the stock.
     “I am pleased with our first quarter operating results, which included strong top-line and in-center revenue expansion, and net income growth,” said Bahram Akradi, chairman, president and chief executive officer. “Our results also reflect the ongoing progress we’ve made in driving our member experience and connectivity objectives. Our focus remains on growing our Healthy Way of Life Company by providing our members and customers with programs and services that are important to them both inside and outside of our health and fitness centers, all while delivering positive free cash flow and strengthening our balance sheet. Our business model is strong and the investments we currently are making further position us for long-term growth and success.”
     During the quarter, Life Time opened a large-format center in Syosset, New York, the first Life Time location in New York. In May, the Company plans to open its second and third large-format centers planned for 2011 in Colorado Springs, Colorado, and Summerlin, Nevada. These new centers will represent the fourth Life Time location in Colorado and first in the Las Vegas market.
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Life Time Fitness First Quarter 2011 Results — Page 2
Three Months Ended March 31, 2011, Financial Highlights:
Total revenue for the first quarter grew 9.5% to $240.6 million from $219.8 million.

(Period-over-period growth)	1Q 2011 vs. 1Q 2010

• Membership dues	8.9%
• Enrollment fees	(17.8%)
• In-center revenue	12.4%
• Same-center revenue (open 13 months or longer)	5.3%
• Same-center revenue (open 37 months or longer)	3.8%
• Average center revenue per membership	$379 — up 2.9%
• Average in-center revenue per membership	$118 — up 6.0%
Memberships grew 6.0% to 650,784 at March 31, 2011, from 613,882 at March 31, 2010.
•	Quarterly attrition in 1Q 2011 was 8.4%, down from 8.5% in the prior-year period.

•	Attrition for the trailing 12-month period ended March 31, 2011, was 36.1% compared to trailing 12-month attrition of 39.3% at March 31, 2010.
Total operating expenses during 1Q 2011 totaled $200.4 million compared to $182.1 million for 1Q 2010. Excluding the $1.0 million (pretax) of performance share-based compensation expense, 1Q 2011 operating expenses were $199.4 million.
•	Operating margin was 16.7% for 1Q 2011 compared to 17.1% in the prior-year period.

•	Excluding the performance share-based compensation expense, 1Q 2011 operating margin was 17.1%.

(Expense as a percent of total revenue)	1Q 2011 vs. 1Q 2010

• Center operations (includes $0.3 million of performance share-based compensation expense in 1Q 2011)	62.1% vs. 62.5%
• Advertising and marketing	3.6% vs. 3.1%
• General and administrative (includes $0.7 million of performance share-based compensation expense in 1Q 2011)	5.3% vs. 4.9%
• Other operating	2.5% vs. 2.0%
• Depreciation and amortization	9.8% vs. 10.4%
Net income for 1Q 2011 was $20.8 million, or $0.51 per diluted share, compared to net income of $17.8 million, or $0.44 per diluted share, for 1Q 2010.
Non-GAAP net income for the quarter, excluding the performance share-based compensation expense, was $21.4 million, or $0.52 per diluted share.
EBITDA for 1Q 2011 was $64.2 million compared with $60.7 million in 1Q 2010. As a percentage of total revenue, EBITDA in 1Q 2011 was 26.7% compared to 27.6% in 1Q 2010.
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Life Time Fitness First Quarter 2011 Results — Page 3
Adjusted EBITDA for the quarter, excluding performance share-based compensation expense, was $65.1 million. As a percentage of total revenue, adjusted EBITDA in 1Q 2011 was 27.1%.
Cash flows from operations for 1Q 2011 totaled $60.1 million compared to $53.9 million in 1Q 2010.
Weighted average fully diluted shares for 1Q 2011 totaled 40.9 million compared to 40.8 million in 1Q 2010.
Updated 2011 Business Outlook:
The following statements are based on the Company’s current expectations for fiscal year 2011, which incorporate 2010 and early 2011 operating trends and are subject to the risks and uncertainties described below:
•	Revenue is expected to increase 7-9%, or $980-995 million (up from 6-8%, or $970-990 million), driven primarily by growth in in-center revenue and corporate businesses, as well as membership growth in new and ramping centers.

•	Net income is expected to increase 14-18%, or $92.0-95.0 million (updated from 13-18%, or $91.0-95.0 million), driven by revenue growth and cost efficiencies.

•	Non-GAAP net income (excluding the impact of performance share-based compensation expense) is expected to be $94.5-97.5 million (updated from $93.5-97.5 million).

•	Diluted earnings per common share is expected to be $2.21-2.29 (updated from $2.19-2.29).

•	Non-GAAP diluted earnings per common share (excluding the impact of performance share-based compensation expense) is expected to be $2.27-2.35 (updated from $2.25-2.35).
     As announced on February 14, 2011, the Company will hold a conference call today at 10:00 a.m. ET to discuss its first quarter 2011 results. Bahram Akradi, Michael Robinson, executive vice president and chief financial officer, and John Heller, senior director, investor relations & treasurer, will host the conference call. The conference call will be webcast and may be accessed via the Company’s Investor Relations section of its website at lifetimefitness.com. A replay of the call will be available the same day via the Company’s website beginning at approximately 1:00 p.m. ET.
     The Company also announced on April 14, 2011, that its Annual Meeting of Shareholders will be held at the Life Time Fitness headquarters (2902 Corporate Place in Chanhassen, Minnesota) at 2:00 p.m. ET today. The meeting will be webcast and may be accessed live via the Company’s investor relations section of its website at lifetimefitness.com. A replay of the webcast will be available beginning at approximately 5:00 p.m. ET today, and remain available for 30 days.
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Life Time Fitness First Quarter 2011 Results — Page 4
About Life Time Fitness, Inc.
As the Healthy Way of Life Company, Life Time Fitness (NYSE: LTM) delivers the certified professionals, comprehensive businesses and incredible destinations that help people positively change their lives every day. The Company’s healthy way of life approach enables its customers to achieve their health and fitness goals by engaging in their areas of interest — or discovering new passions — both inside and outside of Life Time’s distinctive and large sports, professional fitness, family recreation and spa destinations. As of April 21, 2011, the Company operated 90 centers under the LIFE TIME FITNESS® and LIFE TIME ATHLETICSM brands primarily in suburban locations in 20 states and 24 major markets. Additional information about Life Time centers, programs and services is available at lifetimefitness.com.
Forward-Looking Statements
Certain information contained in this press release may be deemed to constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause the Company’s actual results in the future to differ materially from its historical results and those presently anticipated or projected. Among these factors are attracting and retaining members, risks related to our debt levels and debt covenants, our ability to access existing credit facilities and obtain additional financing, strains on our business from continued growth, risks related to maintenance of our data, competition from other health and fitness centers, identifying and acquiring suitable sites for new centers, delays in opening new centers and other factors set forth in the Company’s filings with the Securities and Exchange Commission. Diluted earnings per common share could also be affected by the number of shares outstanding, which depends on factors such as the number of shares issued upon exercise of stock options and future grants of awards pursuant to equity-based incentive plans as well as stock offerings. The Company’s expectations for fiscal year 2011 exclude any unusual items that might occur during the fiscal year, such as litigation matters or the potential recognition of additional performance share-based compensation expense related to the June 2009 grants. While the Company has determined that 2011 diluted earnings per common share performance criteria required for vesting of 50% of the stock is probable and anticipates recognizing additional performance share-based compensation expense in 2011, the Company may not be able to meet those criteria due to risks and uncertainties, including those factors described above.
The Company cautions investors not to place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update such statement to reflect events or circumstances arising after such date. All remarks made during the Company’s financial results conference call will be current at the time of the call and the Company undertakes no obligation to update the replay.

Life Time Fitness First Quarter 2011 Results — Page 5
LIFE TIME FITNESS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$11,264	$12,227
Accounts receivable, net	7,224	5,806
Center operating supplies and inventories	17,754	17,281
Prepaid expenses and other current assets	18,544	13,318
Deferred membership origination costs	13,643	14,728
Deferred income taxes	2,338	3,628
Income tax receivable	—	9,916

Total current assets	70,767	76,904
PROPERTY AND EQUIPMENT, net	1,582,210	1,570,234
RESTRICTED CASH	2,619	2,572
DEFERRED MEMBERSHIP ORIGINATION COSTS	7,231	7,251
GOODWILL	13,322	13,322
OTHER ASSETS	49,090	48,197

TOTAL ASSETS	$1,725,239	$1,718,480

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$6,716	$7,265
Accounts payable	21,206	18,913
Construction accounts payable	22,100	24,342
Accrued expenses	50,180	50,802
Deferred revenue	36,240	32,095

Total current liabilities	136,442	133,417
LONG-TERM DEBT, net of current portion	581,495	605,279
DEFERRED RENT LIABILITY	32,916	32,187
DEFERRED INCOME TAXES	89,291	89,839
DEFERRED REVENUE	7,304	7,279
OTHER LIABILITIES	9,981	9,901

Total liabilities	857,429	877,902

SHAREHOLDERS’ EQUITY:
Common stock	846	839
Additional paid-in capital	421,171	414,922
Retained earnings	445,623	424,787
Accumulated other comprehensive income	170	30

Total shareholders’ equity	867,810	840,578

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,725,239	$1,718,480

Life Time Fitness First Quarter 2011 Results — Page 6
LIFE TIME FITNESS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
REVENUE:
Membership dues	$158,013	$145,165
Enrollment fees	5,201	6,324
In-center revenue	73,689	65,532

Total center revenue	236,903	217,021
Other revenue	3,742	2,750

Total revenue	240,645	219,771

OPERATING EXPENSES:
Center operations	149,552	137,584
Advertising and marketing	8,563	6,772
General and administrative	12,651	10,700
Other operating	5,992	4,308
Depreciation and amortization	23,624	22,765

Total operating expenses	200,382	182,129

Income from operations (operating margin)	40,263	37,642

OTHER INCOME (EXPENSE):
Interest expense, net	(5,504)	(8,097)
Equity in earnings of affiliate	301	301

Total other income (expense)	(5,203)	(7,796)

INCOME BEFORE INCOME TAXES	35,060	29,846
PROVISION FOR INCOME TAXES	14,224	12,010

NET INCOME	$20,836	$17,836

BASIC EARNINGS PER COMMON SHARE	$0.52	$0.45

DILUTED EARNINGS PER COMMON SHARE	$0.51	$0.44

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING — BASIC	40,362	39,746

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING — DILUTED	40,949	40,780

Life Time Fitness First Quarter 2011 Results — Page 7
LIFE TIME FITNESS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$20,836	$17,836
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,624	22,765
Deferred income taxes	741	(1,826)
Loss on disposal of property and equipment, net	137	104
Amortization of deferred financing costs	587	849
Share-based compensation	3,308	1,775
Excess tax benefit related to share-based payment arrangements	(2,074)	—
Changes in operating assets and liabilities	13,196	12,238
Other	(232)	134

Net cash provided by operating activities	60,123	53,875

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(38,363)	(23,039)
Acquisitions, net of cash acquired	(1,245)	—
Proceeds from sale of property and equipment	338	20
Decrease in other assets	(22)	(237)
Decrease (increase) in restricted cash	(47)	507

Net cash used in investing activities	(39,339)	(22,749)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term borrowings	(2,184)	(32,666)
Proceeds from (repayments of) revolving credit facility, net	(22,200)	7,800
Increase in deferred financing costs	—	42
Excess tax benefit related to share-based payment arrangements	2,074	—
Proceeds from stock option exercises	774	371
Proceeds from employee stock purchase plan	336	—
Stock purchased for employee stock purchase plan	(547)	—

Net cash used in financing activities	(21,747)	(24,453)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(963)	6,673
CASH AND CASH EQUIVALENTS — Beginning of period	12,227	6,282

CASH AND CASH EQUIVALENTS — End of period	$11,264	$12,955

Life Time Fitness First Quarter 2011 Results — Page 8
Non-GAAP Financial Measures
This release and the related conference call disclose certain non-GAAP financial measures.
EBITDA and Adjusted EBITDA. Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA) is a non-GAAP disclosure consisting of net income plus interest expense, net, provision for income taxes and depreciation and amortization. This term, as the Company defines it, may not be comparable to a similarly titled measure used by other companies and is not a measure of performance presented in accordance with GAAP. The Company uses EBITDA as a measure of operating performance. The funds depicted by EBITDA are not necessarily available for discretionary use if they are reserved for particular capital purposes, to maintain compliance with debt covenants, to service debt or to pay taxes. EBITDA should not be considered as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP. Additional details related to EBITDA are provided in the Form 8-K that the Company filed with the Securities and Exchange Commission on the date of this press release.
In 4Q 2010, the Company determined that achieving a 2011 diluted earnings per common share performance criteria required for the vesting of 50% of performance share-based restricted stock granted in June 2009 was probable. As a result, the Company recognized a performance share-based compensation expense of $1.0 million (pretax) in 1Q 2011. Adjusted EBITDA is the Company’s EBITDA excluding the above compensation expense.
Additional details related to EBITDA and Adjusted EBITDA are provided in the Form 8-K that the Company filed with the Securities and Exchange Commission on the date of this press release.
The following table provides a reconciliation of net income, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA:
RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
(In thousands)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
Net income	$20,836	$17,836
Interest expense, net	5,504	8,097
Provision for income taxes	14,224	12,010
Depreciation and amortization	23,624	22,765

EBITDA	$64,188	$60,708

Performance share-based compensation expense	960	—

Adjusted EBITDA	$65,148	$60,708

Life Time Fitness First Quarter 2011 Results — Page 9
Free Cash Flow. Free cash flow is a non-GAAP measure consisting of net cash provided by operating activities, less purchases of property and equipment. This term, as the Company defines it, may not be comparable to a similarly titled measure used by other companies and does not represent the total increase or decrease in the cash balance presented in accordance with GAAP. The Company uses free cash flow as a measure of cash generated after spending on property and equipment. Free cash flow should not be considered as a substitute for net cash provided by operating activities prepared in accordance with GAAP. Additional details related to free cash flow are provided in the Form 8-K that the Company filed with the Securities and Exchange Commission on the date of this press release.
The following table provides a reconciliation of net cash provided by operating activities, the most directly comparable GAAP measure, to free cash flow:
RECONCILIATION OF NET CASH PROVIDED BY
OPERATING ACTIVITIES TO FREE CASH FLOW
(In thousands)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
Net cash provided by operating activities	$60,123	$53,875
Less: Purchases of property and equipment	(38,363)	(23,039)

Free cash flow	$21,760	$30,836

Additional Non-GAAP Financial Measures. In 4Q 2010, the Company determined that achieving a 2011 diluted earnings per common share performance criteria required for the vesting of 50% of performance-based restricted stock granted in June 2009 was probable. As a result, the Company recognized a performance share-based compensation expense of $1.0 million (pretax) in 1Q 2011. The Company believes that in order to properly understand its short-term and long-term financial trends from operations, investors may find it useful to exclude the impact of this expense from net income, diluted earnings per common share, operating margin and operating expenses. The resulting non-GAAP financial measures may also provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and may be useful for period over period comparisons of such operations. Each of the tables below reconciles these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Life Time Fitness First Quarter 2011 Results — Page 10
Non-GAAP Net Income. Non-GAAP net income is a non-GAAP financial measure consisting of net income excluding the performance share-based compensation expense recognized in 1Q 2011. The following table provides a reconciliation of net income, the most directly comparable GAAP measure, to non-GAAP net income.
RECONCILIATION OF CONSOLIDATED NET INCOME
TO CONSOLIDATED NON-GAAP NET INCOME
(In thousands)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
Net income	$20,836	$17,836
Performance share-based compensation expense	571	—

Non-GAAP net income	$21,407	$17,836

Non-GAAP Diluted Earnings Per Common Share. Non-GAAP diluted earnings per common share is a non-GAAP financial measure consisting of diluted earnings per common share excluding the per common share impact of the performance share-based compensation expense recognized in 1Q 2011. The following table provides a reconciliation of diluted earnings per common share, the most directly comparable GAAP measure, to non-GAAP diluted earnings per common share.
RECONCILIATION OF CONSOLIDATED DILUTED EARNINGS PER COMMON SHARE
TO CONSOLIDATED NON-GAAP DILUTED EARNINGS PER COMMON SHARE
(In thousands)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
Diluted earnings per common share	$0.51	$0.44
Performance share-based compensation expense	0.01	—

Non-GAAP diluted earnings per common share	$0.52	$0.44

Life Time Fitness First Quarter 2011 Results — Page 11
Non-GAAP Operating Margin. Non-GAAP operating margin is a non-GAAP financial measure consisting of operating margin excluding the performance share-based compensation expense recognized in 1Q 2011. The following table provides a reconciliation of operating margin, the most directly comparable GAAP measure, to non-GAAP operating margin.
RECONCILIATION OF CONSOLIDATED OPERATING MARGIN
TO CONSOLIDATED NON-GAAP OPERATING MARGIN
(In thousands, except margin percentages)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
Income from operations	$40,263	$37,642
Performance share-based compensation expense	960	—

Non-GAAP income from operations	$41,223	$37,642

Income from operations as a percentage of total revenue	16.7%	17.1%
Performance share-based compensation expense	0.4%	0.0%

Non-GAAP income from operations as a percentage of total revenue	17.1%	17.1%

Non-GAAP Operating Expenses. Non-GAAP operating expenses is a non-GAAP financial measure consisting of operating expenses excluding the performance share-based compensation expense recognized in 1Q 2011. The following table provides a reconciliation of operating expenses, the most directly comparable GAAP measure, to non-GAAP operating expenses.
RECONCILIATION OF CONSOLIDATED OPERATING EXPENSES
TO CONSOLIDATED NON-GAAP OPERATING EXPENSES
(In thousands)
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
Operating expenses	$200,382	$182,129
Performance share-based compensation expense	960	—

Non-GAAP operating expenses	$199,422	$182,129

Life Time Fitness First Quarter 2011 Results — Page 12
Reconciliation of 2011 Business Outlook. In 4Q 2010, the Company determined that achieving a 2011 diluted earnings per common share performance criteria required for the vesting of 50% of performance-based restricted stock granted in June 2009 was probable. As a result, the Company anticipates recognizing approximately $4.0 million (pretax) of performance share-based compensation expense in 2011 relating to the June 2009 grants. The Company believes that in order to properly understand its short-term and long-term financial trends from operations, investors may find it useful to exclude the impact of this expense from the Company’s 2011 business outlook. The resulting non-GAAP financial measures may also provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and may be useful for period-over-period comparisons of such operations.
As a consequence, the Company’s 2011 business outlook included a non-GAAP net income range, which excludes the anticipated recognition of approximately $4.0 million (pretax) of performance share-based compensation expense. The following table provides a reconciliation of the Company’s anticipated range of 2011 net income to the non-GAAP net income range.
RECONCILIATION OF 2011 BUSINESS OUTLOOK RELATED TO CONSOLIDATED NET INCOME RANGE
TO CONSOLIDATED NON-GAAP NET INCOME RANGE
(In millions)

	For the Year Ended
	December 31, 2011
	Low	High
Net income	$92.0	$95.0
Performance share-based compensation expense	2.5	2.5

Non-GAAP net income	$94.5	$97.5

Similarly, the Company’s 2011 business outlook also included a non-GAAP diluted earnings per common share range, which excludes the per common share impact of the anticipated recognition of approximately $4.0 million (pretax) of performance share-based compensation expense. The following table provides a reconciliation of the Company’s anticipated range of 2011 diluted earnings per common share to the non-GAAP diluted earnings per common share range.
RECONCILIATION OF 2011 BUSINESS OUTLOOK RELATED TO CONSOLIDATED
DILUTED EARNINGS PER COMMON SHARE RANGE TO
CONSOLIDATED NON-GAAP DILUTED EARNINGS PER COMMON SHARE RANGE

	For the Year Ended
	December 31, 2011
	Low	High
Diluted earnings per common share	$2.21	$2.29
Performance share-based compensation expense	0.06	0.06

Non-GAAP diluted earnings per common share	$2.27	$2.35